Exhibit 99.1

 Leading Enabler and Provider of Live and On-
 Demand Content to Internet-Connected Devices
Annual Meeting of Stockholders
June 5, 2014

TSX: NLN

CHARLES B. WANG
CHAIRMAN

TSX: NLN

ROY E. REICHBACH
GENERAL COUNSEL & CORPORATE SECRETARY

TSX: NLN

FORWARD-LOOKING STATEMENTS
Certain statements herein are forward-looking statements and represent NeuLion’s current intentions in respect of future activities. Forward-looking statements can be identified by the use of the words “will,” “expect,” “seek,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” and
“intend” and statements that an event or result “may,” “will,” “can,”“should,” “could,” or
“might” occur or be achieved and other similar expressions. These statements, in addressing future events and conditions, involve inherent risks and uncertainties. Although the forward-
looking statements contained in this release are based upon what management believes to be reasonable assumptions, NeuLion cannot assure readers that actual results will be consistent with these forward-looking statements. These forward-looking statements are made as of the date of this release and NeuLion assumes no obligation to update or revise them to reflect new events or circumstances, except as required by law. Many factors could cause NeuLion’s actual results, performance or achievements to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including: our ability to realize some or all of the anticipated benefits of our partnerships; general economic and market segment conditions; our customers’ subscriber levels and financial health; our ability to pursue and consummate acquisitions in a timely manner; our continued relationships with our customers; our ability to negotiate favorable terms for contract renewals; competitor activity; product capability and acceptance rates; technology changes;
regulatory changes; foreign exchange risk; interest rate risk; and credit risk. These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements. A more detailed assessment of the risks that could cause actual results to materially differ from current expectations is contained in the “Risk Factors” section of NeuLion’s Annual
Report on Form 10-K for the fiscal year ended December 31, 2013, which is available on
www.sec.gov and filed on www.sedar.com.

TSX: NLN

CHARLES B. WANG
CHAIRMAN

Consumer Internet Traffic Largely Driven by Video[1]

24%
20%
57%
21%
19%
60%
19%
19%
62%
16%
19%
65%
14%
19%
67%
11%
19%
69%
2012
2013
2014
2015
2016
2017
Internet video
Web, email, and data
File sharing
Online gaming

Proliferation of mobile OTT video a key driver[2]

Petabyte per Month
68% CAGR
789 PB
450 PB
1,299 PB
924 PB
2,045 PB
1,729 PB
2,993 PB
3,033 PB
4,382 PB
4,749 PB
2012
2013
2014
2015
2016
2017
Mobile Video Traffic
Other Mobile Traffic

TSX: NLN

INDUSTRY PARADIGM SHIFT
(1) Cisco Visual Networking Index: Global Consumer Data Traffic Forecast Update, 2012-2017
(2) Cisco Visual Networking Index: Global Consumer Mobile Data Forecast Update, 2012-2017
Accelerating Adoption of Digital Video Driving NeuLion’s Growth
* OTT - Over-the-Top content
▪ Fundamental shift in the way media is consumed
▪ Production and delivery of content becoming
 easier and cheaper
▪ Shifting dynamics:
 – Content rights owners want to expand
 addressable audience
 – Broadcast networks want to increase
 revenue
 – Cable operators/MVPDs want to reduce churn
▪ Telecom service providers exploring
 partnerships/acquisitions
▪ Consumer trends continue to show broad adoption
 of OTT* video, mobile use and personalized
 interactive experiences

PAC 12
pivot
UFC
BTN
NHL
CCTV
NFL
NBA
MSG VARSITY
UNIVISION
LSU
MLS

TSX: NLN

GLOBAL MARKETPLACE LEADER
▪ Scalable, cloud-based
 technology platform
▪ Established customer
 base of rights holders of
 live and on-demand
 content
▪ At the forefront of
 creating the interactive
 experience
NeuLion specializes in digital content management, distribution and monetization

TSX: NLN

GROWTH STRATEGY
Create
Platform
Enhance
products &
technology
Extend
franchise
through
partnerships
Increase
share of
budget with
existing
customers
Add new
customers
Acquire
Integrate
Partner
Develop

TENNIS CHANNEL

SN NOW

univision DEPORTES

CNTV

UFC FIGHT PASS

SPORT·TV

USA TODAY SPORTS

BROWN

NeuLion

TSX: NLN

RECENT WINS AND LAUNCHES
Tennis Channel Launches
Hybrid TV Everywhere Strategy
With NeuLion
Teamed up with Univision to
deliver the 2014 World Cup in
an all new fully interactive app!
Rolled out a brand new,
subscription-based digital
network for the UFC
Formed a strategic partnership
with USA TODAY Sports for
college sports content
Expanded partnership with
Rogers Sportsnet to deliver
seven 24/7 linear channels
Signed a multi-year agreement
with Microsoft to provide live
sports content on Xbox One
Powered live streaming of the
2014 Winter Olympics for CNTV
and Portugal's Sport TV
New Total Ticketing partners
include Brown University and
William and Mary

proactiveinvestors USA & CANADA

THE GLOBE AND MAIL

Multichannel NEWS

Cynopsis

ADVANCED TELEVISION

OTHER COVERAGE

Street & Smith's SportsBusiness JOURNAL

USA TODAY

SVG SPORTS VIDEO GROUP

Video Nūze

ASIA OnScreen
Asia's premium resource for television, film and content news

TVBEurope

NeuLion

TSX: NLN

NEULION IN THE NEWS
NeuLion sees only more growth ahead as
interactive TV takes off
Limelight partners With NeuLion
Univision Deportes Network To Televise
World Cup 24/7
The NCAA and the Interactive Digital
Experience
This small-cap could be the next Netflix
- for live sports

TSX: NLN

NANCY LI
CHIEF EXECUTIVE OFFICER

TSX: NLN

ABOUT NEULION
NeuLion is the leading enabler and provider of live and on-demand content specializing in digital content management, distribution and monetization
FAST TO MARKET
Our leading cloud-based technology provides a scalable suite of digital services;
lowering the barrier of entry and time needed to get content into consumers’ hands
CONNECTING ON ANY DEVICE
NeuLion’s architecture supports content delivery to any device, empowering unique device-specific applications
HIGHEST QUALITY DIGITAL PRODUCTS
Our digital products are constantly on the edge of innovation and deliver content in the highest quality to all market leading consumer devices
DRIVE NEW AND EXPANDED REVENUES
We create digital destinations delivering interactive, personal, live and on-demand video proven to build meaningful experiences that engage, retain and grow your digital media business

Reporting & Analytics
Signal Capture/ Encode
Content Management System
Content Delivery Management
Live Editing/ Sport Data Integration
Customer Support
Security & DRM
facebook
twitter
Linked in
Social Media/ Personalization
INTERACTIVE VIDEO EXPERIENCE ON MULTIPLE SCREENS
Ad Substitution
QoS Monitoring
Payflow/ Authentication

NeuLion

TSX: NLN

SCALABLE SUITE OF DIGITAL SERVICES
✓ Combines software,
 technology and operational
       services
✓ Reduces complexities for
 content rights holders
✓ Speeds time to market
✓ Multi-dimensional
 monetization
✓ Drives new revenue
✓ Creates meaningful
 experiences that engage,
 retain and grow customers

Flexible User Experience Integration
Fully Optimized NeuLion Solution or Integration with Existing User Experience.
Content Ingestion Service
Fiber
Satellite
Data
Live Encoder
Live Tag Editor
Universal Editor
NOW
GEO Service
Ad Substitution & Mid-roll Support
Payflow & Premium Service Support
Registration
Device Linking
Billing
Players
Web Player
Embedded Player
Live Event Player
Player SDK
iOS
Android
TVE Authentication & SSO Integration
Adobe Pass
DRM Integration
Flash Access
Play Ready
QoS
Dashboard
Real-time
Historical Reports
Analytics Reporting
Omniture
Google Analytics
Social Media
Twitter
Facebook
NeuLion Distributed Video Delivery Platform
Content Source
REIMUXER
Multi-bitrate Transcoding
Streaming Server
Multi-platform Delivery
Storage
Metadata Management
CMS
Managed Content Delivery

NeuLion

TSX: NLN

PROPRIETARY END-TO-END SOFTWARE PLATFORM

NeuLion
NeuLion
NeuLion

SAMSUNG LG lenovo NOKIA amazon kindle

SAMSUNG LG VIZIO Panasonic SONY

XBOX PlayStation Roku tv Google TV WD Western Digital

NeuLion

TSX: NLN

PLATFORM ARCHITECTURE SUPPORTS DELIVERY TO ALL DEVICES
SMART TVS
GAMING DEVICES &
3RD PARTY STB
SMARTPHONES &
TABLETS
NeuLion is Platform Agnostic

Red Bull MEDIA HOUSE
HOCKEY NIGHT
UFC
ULTIMATE FIGHTING CHAMPIONSHIP
NHL
NFL
MLS
OREGON
LSU
THE IVY LEAGUE.
A&M
TENNIS CHANNEL EVERYWHERE
Shaw)
ZON
ROGERS
ESPN PLAYER
pivot
univision
BTN2GO
CCTV

NeuLion

TSX: NLN

MARQUE CUSTOMER BASE
Leagues & Clubs
US Colleges & Conferences
Programmers, Operators &
Other Content Rights Holders
PRO SPORTS
COLLEGE SPORTS
TV EVERYWHERE

NFL GAME PASS

NHL GAMECENTER LIVE

UFC TV

MLS LIVE

INTERNATIONAL NBA LEAGUE PASS

GAME PASS
NHL GAMECENTER LIVE
PREVIEW
WATCH
ICE TRACKER
STATS
RECAP
UFC TV
MLS LIVE
SCHEDULE
ALL TEAMS
THIS WEEK'S GAMES
VS
NBA
WESTERN CONFERENCE FINALS

NeuLion

TSX: NLN

We are the leader in delivering live sports events for the top professional sports leagues, teams and rights holders
PROFESSIONAL SPORTS LEADER

BIG 12 CONFERENCE
Huskers
Ucla BRUINS
THE IVY LEAGUE
SOONERS
Home Teams Athletics Schedules
Feature Stories
Event Calendar
Huskers Drop Offensive Ba
UCLABRUINS.
THE IVY LEAGUE, DIG
SCHEDULE
IVY LEAGUE
HIGHLIGHTS
SPORTS TICKETS FANS RECRUITS SOONER CLUB DEPARTMENT
GO
FOR THE
SOONERS NOW
PHILLIPS 66 BIG 12
BASKETBALL CHAMPI

TSX: NLN

We are the leader in delivering live events for the top players in
College Athletics across colleges, universities and conferences
COLLEGE SPORTS LEADER

CCTV ZON BTN2GO SN UNIVISION DEPORTES

CCTV.com 5+ VIP
ZON
ARQUIVO
TV
GUIA
Verizon
Michigan vs. Ohio State
UP TO 17,600 POUND TOWING CAPACITY
UNIVISION DEPORTES
ESPAÑOL
ENGLISH
WELCOME!
2014年2月

NeuLion

TSX: NLN

We are the leader in delivering live TV experiences for the top broadcasters, networks, operators and content rights holders
TV EVERYWHERE LEADER

TSX: NLN

NEULION VIDEOS

OVER 47,000+ LIVE EVENTS

300+LIVE LINEAR CHANNELS

2.3MILLION CONSUMER TRANSACTIONS

8 MILLION DOWNLOADS OF APPLICATIONS

NeuLion

TSX: NLN

BENEFITS OF NEULION
✓ SUCCESSFUL COMPANY TRACK RECORD
      We develop digital media strategies that grow exponentially each year for the biggest names in sports, entertainment and universities and operate as a profitable business
✓ STATE-OF-THE-ART TECHNOLOGY
      Our digital products are constantly on the edge of innovation and deliver content in the highest quality to all market leading consumer devices
✓ SPEED TO MARKET
      NeuLion customers can launch their digital products quickly on multiple consumer devices, with multiple monetization options including pay-per-view, subscription and affiliate authentication
✓ STRONG CUSTOMER LOYALTY
      We have established well-built relationships that meet the needs of every customer and drive revenue successes for their businesses

TSX: NLN

ARTHUR J. MCCARTHY
CHIEF FINANCIAL OFFICER

Total Revenue
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$28.1
$33.2
$39.7
$39.0
$47.1
2009
2010
2011
2012
2013

Revenue By Customer Category
Pro Sports
College Sports
TV Everywhere
8.0
6.0
4.0
2.0
0.0
5.6
3.0
2.7
4.8
2.8
2.8
3.8
2.9
2.9
6.8
3.8
3.0
6.3
3.8
2.9
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14

NeuLion

TSX: NLN

REVENUE MODEL
$ Millions
$ Millions

▪	~ 35%: fixed payments over the term of a customer’s service agreement for the NeuLion Software Platform

▪	~ 60%: variable revenue generated from the joint success with customers

–	Usage based fees per gigabyte for videos delivered

–	Subscriptions

–	Advertising

–	Ecommerce

–	Support

▪	Revenue drivers

–	More content, features, devices

–	Larger audience

–	Greater complexity of service

–	Added events

–	New customers

Video Streamed in Petabytes (PB) [1]

CONSISTENT MARGIN EXPANSION
Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4

NHL
ROGERS
UFC FIGHT PASS
univision
CCTV
FIFA WORLD CUP Brasil

NeuLion

TSX: NLN

MODEL SCALABILITY
Variable revenue model allows for margin expansion as data streaming grows
RECENT OPPORTUNITIES
TO DRIVE DATA USAGE
(1) A petabyte is 1015 bytes of digital information.  One petabyte is equivalent to 1000 terabytes.
(2) TDG Consumer Report (November 2013)
(3) Forecasted number of petabytes streamed based on existing customers
Increased Data Usage = Increased Revenue & Margins
Main direct cost is bandwidth,
which is declining rapidly
Q1	Q2	Q3	Q4
60%	60%	57%	58%
154 PB
82 PB
35 PB
Video Streamed
NON-GAAP Gross Margin %
59%
65%
72%
Q1	Q2	Q3	Q4
56%	65%	69%	69%
Q1	Q2	Q3	Q4
71%	71%	74%	72%
200 PB
ESTIMATE
3
Q1	Q2	Q3	Q4
74%
2011
2012
2013
2014

Total Revenue
NON-GAAP Gross Margin
NON-GAAP EBITDA
Net Loss
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
-$10.0
-$20.0
-$30.0
$28.1
$13.7
$(13.9)
$(19.6)
$33.2
$18.8
$(11.0)
$(17.5)
$39.7
$23.3
$(6.9)
$(14.2)
$39.0
$25.3
$(3.3)
$(10.1)
$47.1
$33.8
$3.5
$(2.3)
$48.7
$35.3
$4.5
$(0.9)
2009
2010
2011
2012
2013
LTM 2014

NeuLion

TSX: NLN

NEULION’S FINANCIAL EXPANSION
(1) Non-GAAP Adjusted Gross Margin is exclusive of depreciation and amortization.
(2)Non-GAAP Adjusted EBITDA represents net loss before interest, income taxes, depreciation and amortization, stock-based compensation, discounts on convertible note, unrealized gain / loss on derivatives, non-controlling interests and foreign exchange gain / loss.
(3)Last 12 months ending March 31, 2014

TSX: NLN

INCOME STATEMENT HIGHLIGHTS
	Q1’ 14	Q4’13	Q3’13	Q2’13	Q1’13
Total Revenue	$13.5	$14.1	$10.0	$11.0	$11.9
Non-GAAP Adjusted Gross Margin	74%	72%	74%	71%	71%
SG&A*	$6.4	$6.3	$6.1	$6.0	$5.9
R&D	$2.0	$2.0	$1.9	$1.9	$1.7
Non-GAAP Adjusted EBITDA	$2.0	$2.2	$0.2	$0.2	$1.0
GAAP Net Income (Loss)	$1.1	$1.1	$(1.7)	$(1.3)	$(0.3)
Diluted EPS	$0.00	$0.00	$(0.01)	$(0.01)	$0.00
*Includes stock based compensation
Scalable Business Model with High Operating Leverage

TSX: NLN

CHARLES B. WANG
Q&A

Thank you!